Putnam
Municipal
Bond Fund


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Putnam Municipal Bond Fund began fiscal 2003 on a positive note last May as the tax-free bond market was enjoying a stretch of favorable weather. The portfolio was positioned to benefit from strength throughout the municipal-bond markets as investors eagerly scooped up new issues.

Toward the end of the semiannual period on October 31, 2002, however, investors turned increasingly cautious. They began to abandon the lower-rated higher-yielding bonds that made up a significant portion of the fund's holdings. The resulting decline in the value of these issues had a decidedly negative effect on the fund's returns. As a consequence, it underperformed both its benchmark, the higher-quality Lehman Municipal Bond Index, and its Lipper category average.

In the following report, the fund's management team provides an in-depth discussion of the fund's performance during the period, especially with regard to the underperformance. Then the managers offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Low inflation, declining interest rates, and the ongoing shakeout in the stock market created a favorable environment for fixed-income investing for much of the six months ended October 31, 2002, the first half of Putnam Municipal Bond Fund's fiscal year. Municipal bonds rallied, with heavy investor demand across all sectors of the tax-free market. However, accounting irregularities, rising layoffs, and the potential war with Iraq began to undermine investors' enthusiasm. By October, when the uncertainty and fall in consumer confidence became most pronounced, many municipal-bond investors had shifted assets into high-quality tax-exempt securities. Credit spreads -- the difference in yield between high-quality and lower-rated bonds -- became extremely wide.

Total return for 6 months ended 10/31/02

                 NAV            Market price
-----------------------------------------------------------------------
                2.13%              2.37%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

As a result, over the period, price appreciation for BBB-rated and lower investment-grade municipal bonds did not keep pace with that of the higher-grade securities. Also, the fund's relative performance was hurt by our decision to position the portfolio defensively -- anticipating a rise in interest rates -- during the huge bond market rally that we had not considered a likely development. Our forecast called for a modest recovery coming at some point in the next six to twelve months. Since the markets tend to anticipate such a recovery, we'd begun to reposition the portfolio to minimize the negative effects of a rising-rate environment that would accompany such a recovery. Given the large-scale -- and unanticipated -- flight to quality and strong bond-market rally, this strategy was not favorable for the fund's performance relative to the Lehman Municipal Bond Index and its Lipper category average.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              26.1%

Transportation           21.5%

Education                13.7%

Utilities                 9.1%

Water
and sewer                 4.8%

Footnote reads:
*Based on portfolio market value as of 10/31/02. Holdings will vary over time.

The fund's performance at market price, which reflects changes in the demand for shares as well as underlying performance, was slightly higher than the return at net asset value for this period. We believe this was due to an increase in demand during the first few months of the fiscal year, reflecting investors' increasing appetite for fixed-income investments. The demand declined in late summer but appeared more stable as the year ended.

Another key event for the municipal-bond market took place just after your fund's semiannual period-end. In early November, California implemented the long-anticipated issuance of power revenue bonds that the state had planned for over a year. The monies raised by the power bond issuance were necessary to generate revenue for California's General Fund. The size of the issuance -- $6.5 billion -- is quite significant and created concerns about how the tax-exempt market would absorb it. Further aggravating the supply/demand imbalance is the continued refunding activity by municipalities and municipal issuers looking to retire expensive, high-interest debt to lower their expenses.

* TEAM SOUGHT TO MANAGE RISK  OF HIGH-YIELD INVESTMENTS

While the fund has a considerable exposure to the lower-quality, higher-yielding segment of the municipal-bond market, we believe these holdings will survive the difficult credit cycle intact. However, many of these securities are being priced as if they were going to default, even though there is no clear evidence that they will actually do so. Even bonds with small levels of distress are overly, and in our opinion, unfairly, being marked down in price. This situation is creating very attractive investment opportunities, particularly in the utility sector.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 16.3%

AA/Aa -- 13.5%

AAA/Aaa -- 40.1%

B -- 1.9%

BB/Ba -- 4.4%

BBB/Baa -- 23.4%

CCC -- 0.4%

Footnote reads:
*As a percentage of market value as of 10/31/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Fund Profile

Putnam Municipal Bond Fund seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital. The fund is nationally diversified and invests in investment-grade and higher-yielding, lower-rated municipal bonds. The fund is suitable for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.


While we have positive outlooks on several tax-exempt power companies, the entire utility sector is feeling the sting of revelations of market manipulation and misreporting of gas prices. Power generators that strayed from their core business have been most vulnerable to deteriorating fundamentals. Consequently, the rating agencies are closely monitoring the industry and reevaluating their ratings. The pace of downgrades increased in 2002, but we've reduced this risk by concentrating in utilities that, in our opinion, have the most stable outlooks. These tax-exempt power companies tend to have their own generating resources, own multiple plants, and have a strong history of regulatory support or have their own independent rate-setting bodies. The fund's investments in the Sam Rayburn Texas Municipal Power bonds exemplify our strategy. These bonds, which are financing the delivery of power to three cities in southeast Texas, were recently upgraded from BB to BBB. In addition to the lack of regulatory risk, electricity rates are reviewed monthly, rather than annually, which will help ensure there are sufficient revenues to meet debt obligations.

* TOBACCO, HOSPITAL BONDS PROVIDE PRICE PROTECTION, INCOME IN SLOW-GROWTH
  ECONOMY

The Federal Reserve Board held short-term interest rates steady during the six months ended October 31, 2002, waiting for evidence that the U.S. economy was deteriorating further. The recovery has taken longer than expected to materialize, and this delay, combined with months of uncertainty, pushed investors to move assets into the highest-quality securities. With 39% of the portfolio invested in AAA-rated municipal bonds and 69% invested in bonds rated A or higher, prices of these high-quality bonds increased in response to the heightened demand.

With the distribution of proceeds from the tobacco industry's settlement has emerged a whole new class of securities that enables municipalities to securitize their prospective receipts. These tobacco settlement asset-backed bonds have received investment-grade ratings from the major rating agencies -- in the A range as of October 31. They were issued by tobacco companies that set up a series of payments to municipalities over 25 years, with the funds to be used for the common good. However, there are legal challenges and payments are based on consumption, either of which could affect the income stream that municipalities are relying upon. Risks specific to these bonds include the prospect of punitive legal settlements in other states or a decline in tobacco companies' revenue if people stop smoking. We like the bonds because of their high return potential and the extra diversification they provide, but we are being careful to monitor developments that may impact the tobacco industry and, in turn, affect the stability of their income. Last April, we sold investments in Louisiana and Washington DC tobacco bonds at a profit and later reinvested the proceeds in Wisconsin tobacco bonds, when prices temporarily dipped to accommodate the large increase in supply when the offering came to market.

While your fund holds the majority of its assets in high-quality municipal bonds, it also has 30% of its assets invested in the BBB-rated and below-investment-grade segment of the municipal-bond market. These lower-rated, higher-yielding bonds contribute considerably to the portfolio's monthly income. In addition, certain sectors of the municipal-bond market offer greater resiliency to increased volatility. The fund's investments in health care are a case in point, as their respective demographics support a relatively positive outlook for these holdings.

The hospital sector may warrant caution, especially given our concern for the rising cost of delivering health care and the likelihood that profit growth will slow over the near term. However, despite a large universe of about 4,000 issuers and a correspondingly wide range of credit characteristics, we've located several well-managed hospitals that are benefiting from technological advances, the loosening of managed-care restrictions, and an aging population. For example, Arizona healthcare is experiencing growth pressures that require the hospital to borrow additional money to expand facilities. However, the influx of retirees and a general population increase is creating rising demand for services.

* FUND POSITIONED TO LIMIT INTEREST-RATE RISK

Just following the close of the fund's fiscal year, the Federal Reserve Board lowered the federal funds rate by half a percentage point in response to the economy's continued sluggishness and investors' lack of confidence. The slowdown has been mostly confined to the business sector, which is in the process of absorbing excess supply. Given the inability of businesses to raise prices in the current environment, companies are cutting costs and employees, which, in turn, affects the economy's ability to recover.

We believe that the fund is positioned to ease the negative impact of rising interest rates on the prices of holdings. While we consider this a prudent step to preserve net asset value, it does mean that the fund will not participate as strongly in a rally, when interest rates are declining.

When the economic outlook becomes more positive, we believe high-quality bonds could come under pressure as interest rates eventually rise. In such a scenario, the lower-rated sectors could outperform. We have no way of knowing when this will take place, but we believe that our decision to position your fund for both lower volatility and lower risk will ultimately benefit our shareholders when the tide turns.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Richard Wyke (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), David Hamlin (Portfolio Member), Joyce Dragone, and Jerome Jacobs.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                                              Lehman
                                             Municipal       Consumer
                      NAV   Market price    Bond Index     price index
-------------------------------------------------------------------------------
6 months             2.13%      2.37%          4.73%          1.00%
-------------------------------------------------------------------------------
1 year               2.36       6.74           5.87           2.08
-------------------------------------------------------------------------------
5 years             26.47      12.15          34.69          12.26
Annual average       4.81       2.32           6.14           2.34
-------------------------------------------------------------------------------
Life of fund        82.27      60.69          90.14          27.59
(since 11/27/92)
Annual average       6.23       4.89           6.69           2.49
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.

TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                                                     NAV       Market price
-------------------------------------------------------------------------------
6 months                                            8.28%         12.43%
-------------------------------------------------------------------------------
1 year                                              7.31          13.31
-------------------------------------------------------------------------------
5 years                                            31.98          18.56
Annual average                                      5.71           3.46
-------------------------------------------------------------------------------
Life of fund                                       88.69          69.00
(since 11/27/92)
Annual average                                      6.66           5.48
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/02

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                   6
-------------------------------------------------------------------------------
Income 1                                              $0.456
-------------------------------------------------------------------------------
Capital gains 1                                          --
-------------------------------------------------------------------------------
  Total                                               $0.456
-------------------------------------------------------------------------------
Distributions (preferred shares)            Series A           Series B
                                         (2,920 shares)     (2,400 shares)
-------------------------------------------------------------------------------
Income 1                                     $214.70            $218.70
-------------------------------------------------------------------------------
Capital gains 1                                --                 --
-------------------------------------------------------------------------------
  Total                                      $214.70            $218.70
-------------------------------------------------------------------------------
Share value (common shares)                    NAV            Market price
-------------------------------------------------------------------------------
4/30/02                                       $13.14             $12.33
-------------------------------------------------------------------------------
10/31/02                                       12.95              12.18
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                          7.04%              7.49%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                   11.47              12.20
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or Market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. It assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
October 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- MBIA Insurance Company
PSFG                -- Permanent School Fund Guaranteed

MUNICIPAL BONDS AND NOTES (100.0%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.2%)
-------------------------------------------------------------------------------------------------------------------
         $4,100,000 Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt.), Ser. A,
                    FGIC, 5s, 2/1/41                                                      Aaa            $4,059,000

Alaska (1.1%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Northern Tobacco Securitization Corp. Rev. Bonds,
                    5 1/2s, 6/1/29                                                        Aa3               690,938
          3,000,000 Valdez Marine Term. Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA+             3,069,840
                                                                                                      -------------
                                                                                                          3,760,778

Arizona (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,525,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
                    Grande, Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                     B/P             1,425,875
          1,750,000 Maricopa Cnty., Poll. Control Rev. Bonds (Public
                    Service Co.), Ser. A, 6.3s, 12/1/26                                   Baa3            1,804,688
                                                                                                      -------------
                                                                                                          3,230,563

Arkansas (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Baxter Cnty., Hosp. Rev. Bonds, Ser. B, 5 5/8s, 9/1/28                Baa2            1,952,500
          3,000,000 Calhoun Cnty., Solid Waste Disp. Rev. Bonds
                    (Georgia-Pacific Corp.), 6 3/8s, 11/1/26                              Ba1             2,231,250
                                                                                                      -------------
                                                                                                          4,183,750

California (4.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CA Hlth. Fac. Auth. IFB (Catholic Hlth. Care West),
                    AMBAC, 8.906s, 7/1/17                                                 Aaa             5,187,500
          5,050,000 CA State G.O. Bonds, FGIC, 5 3/4s, 2/1/11                             Aaa             5,801,188
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,634,063
          1,000,000 San Diego Cnty., Wtr. Auth. IF COP, FGIC,
                    9.917s, 4/23/08                                                       Aaa             1,273,750
                                                                                                      -------------
                                                                                                         13,896,501

Colorado (4.2%)
-------------------------------------------------------------------------------------------------------------------
         27,000,000 CO Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.), Ser. B,
                    zero %, 9/1/35                                                        Baa3            2,295,000
          3,500,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s, 12/15/30                        A3              3,675,000
          2,000,000 Denver, City & Cnty. Arpt. Rev. Bonds, Ser. D,
                    AMBAC, 7 3/4s, 11/15/13                                               AAA             2,490,000
            800,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1               819,000
          5,220,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                    (Newport Village), Ser. A-8, FSA, 7.1s, 1/1/30                        Aaa             5,526,675
                                                                                                      -------------
                                                                                                         14,805,675

District of Columbia (0.6%)
-------------------------------------------------------------------------------------------------------------------
                    DC Tobacco Settlement Fin. Corp. Rev. Bonds
          1,000,000 6 3/4s, 5/15/40                                                       A1              1,016,250
            940,000 6 1/4s, 5/15/24                                                       A1                940,000
                                                                                                      -------------
                                                                                                          1,956,250

Florida (4.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19                      A3              3,755,000
          3,000,000 Highlands Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Adventist Sunbelt), Ser. A, 6s, 11/15/31                             A3              3,108,750
          1,625,000 Martin Cnty., Indl. Dev. Auth. Rev. Bonds (Indian
                    Cogeneration), Ser. A, 7 7/8s, 12/15/25                               Baa3            1,671,719
          1,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       Ba3               848,750
          3,000,000 Orange Cnty., Hlth. Fac. Auth. Rev. Bonds (Regl. Hlth.
                    Care Syst.), Ser. E, 6s, 10/1/26                                      A2              3,097,500
          3,000,000 Palm Beach Cnty. Rev. Bonds, MBIA, 5 3/4s, 10/1/14                    Aaa             3,472,500
                                                                                                      -------------
                                                                                                         15,954,219

Georgia (2.1%)
-------------------------------------------------------------------------------------------------------------------
          4,840,000 Burke Cnty., Poll. Control Dev. Auth. Rev. Bonds
                    (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22                        Aaa             5,031,761
            200,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA, 6.367s, 8/1/10                    Aaa               209,000
          1,875,000 Henry Cnty., Wtr. & Sewerage Auth. Rev. Bonds,
                    FGIC, 5 5/8s, 2/1/30                                                  Aaa             1,971,094
                                                                                                      -------------
                                                                                                          7,211,855

Hawaii (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 HI State G.O. Bonds, Ser. CY, FSA, 5 1/2s, 2/1/12                     Aaa             3,420,000

Illinois (5.2%)
-------------------------------------------------------------------------------------------------------------------
          6,250,000 Central Lake Cnty., Joint Action Wtr. Agcy. G.O. Bonds,
                    6s, 2/1/19                                                            Aa2             6,432,313
          5,670,000 Chicago, Rev. Bonds, AMBAC, 5 1/4s, 1/1/31                            Aaa             5,783,400
          1,000,000 Chicago, Board of Ed. G.O. Bonds, Ser. C, FSA,
                    5s, 12/1/26                                                           Aaa             1,001,250
          3,500,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 8.2s, 12/1/24                              BB-             1,155,000
          1,600,000 IL Dev. Fin. Auth. Rev. Bonds (Midwestern U.), Ser. B,
                    6s, 5/15/26                                                           BBB+            1,648,000
          2,250,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Obligation), 5.65s, 11/15/24                            A3              2,233,125
                                                                                                      -------------
                                                                                                         18,253,088

Indiana (0.4%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. A, 6 1/2s, 11/15/31                     CCC             1,260,000

Kansas (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Burlington, Poll. Control Rev. Bonds (KS Gas &
                    Electric Co.), MBIA, 7s, 6/1/31                                       Aaa             5,100,050

Kentucky (3.0%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Boone Cnty., Poll. Control Rev. Bonds (Dayton Pwr. &
                    Lt. Co.), Ser. A, 6 1/2s, 11/15/22                                    A2              1,027,180
          2,000,000 Jefferson Cnty., Cap. Corp. Rev. Bonds, MBIA,
                    5 1/2s, 6/1/28                                                        Aaa             2,105,000
          2,200,000 Jefferson Cnty., Hosp. Rev. Bonds, MBIA,
                    6.436s, 10/1/14                                                       Aaa             2,244,000
          4,000,000 Kenton Cnty., Arpt. Board Rev. Bonds (Special Fac. --
                    Delta Airlines, Inc.), Ser. A, 7 1/2s, 2/1/12                         Ba3             3,270,000
          1,875,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A, 6 5/8s, 10/1/28                    BBB/P           1,940,625
                                                                                                      -------------
                                                                                                         10,586,805

Maine (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Rumford Solid Waste Disp. Rev. Bonds (Boise
                    Cascade Corp.), 6 7/8s, 10/1/26                                       Baa3            3,460,625

Massachusetts (7.2%)
-------------------------------------------------------------------------------------------------------------------
          2,850,000 MA State Dev. Fin. Agcy. Rev. Bonds (MA Biomedical
                    Research), Ser. C, 6 1/4s, 8/1/20                                     A1              3,070,875
          6,250,000 MA State Hlth. & Edl. Fac. Auth. IFB (Med. Ctr. of
                    Central MA), Ser. B, AMBAC, 11.17s, 6/23/22                           Aaa             7,515,625
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,300,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            1,334,125
            800,000 (Caritas Christian Oblig. Group), Ser. B,
                    6 1/4s, 7/1/22                                                        Baa2              810,000
          3,000,000 (Hlth. Care Syst. Covenant Hlth.), Ser. E, 6s, 7/1/31                 A-              3,067,500
          2,750,000 (Caritas Christian Oblig. Group), Ser. A,
                    5 5/8s, 7/1/20                                                        Baa2            2,633,125
            785,000 MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. 53, MBIA,
                    6.15s, 12/1/29                                                        Aaa               810,513
          3,830,000 MA State Port Auth. Rev. Bonds, 13s, 7/1/13                           Aaa             5,970,013
                                                                                                      -------------
                                                                                                         25,211,776

Michigan (2.4%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Cornell Township Econ. Dev. Corp. Rev. Bonds
                    (Meadwestvaco-Escanaba Proj.), 5 7/8s, 5/1/18                         Baa2            3,517,500
          2,000,000 Detroit, Wtr. Supply Syst. IFB, FGIC, 9.729s, 7/1/22                  Aaa             2,082,500
          3,000,000 MI State Strategic Fund Ltd. Rev. Bonds
                    (Detroit Edison Poll. Control), 5.65s, 9/1/29                         A3              3,011,250
                                                                                                      -------------
                                                                                                          8,611,250

Minnesota (0.6%)
-------------------------------------------------------------------------------------------------------------------
            400,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P              267,500
            970,000 MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds,
                    6.05s, 7/1/31                                                         Aa1             1,001,525
            905,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                    (Burnsville), Ser. A-9, FSA, 7.1s, 1/1/30                             Aaa               958,169
                                                                                                      -------------
                                                                                                          2,227,194

Mississippi (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-            1,822,500

Missouri (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              1,584,375

Nevada (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,760,000 Clark Cnty., Dist. Impt. G.O. Bonds (Special Assmt.
                    Dist. No. 124), 7 1/4s, 2/1/20                                        BBB -/P         1,874,400
                    Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.)
          4,000,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            4,074,280
          3,000,000 Ser. A, AMBAC, 6.1s, 12/1/38                                          Aaa             3,251,250
                                                                                                      -------------
                                                                                                          9,199,930

New Jersey (2.0%)
-------------------------------------------------------------------------------------------------------------------
                    NJ Econ. Dev. Auth. Rev. Bonds
            650,000 (Cedar Crest Vlg. Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                BB-/P             637,813
          2,500,000 (First Mtge. Presbyterian), Ser. A, 6 3/8s, 11/1/31                   BB/P            2,503,125
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
            500,000 (St. Peters U. Hosp.), Ser. A, 6 7/8s, 7/1/30                         Baa2              530,625
          2,000,000 AMBAC, 6 3/4s, 7/1/19                                                 Aaa             2,180,000
          1,250,000 (Atlantic City Med. Ctr.), 5 3/4s, 7/1/25                             A3              1,287,500
                                                                                                      -------------
                                                                                                          7,139,063

New York (13.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Metropolitan Trans. Auth. Rev. Bonds, Ser. A, FSA,
                    5s, 11/15/30                                                          Aaa             3,011,250
            600,000 NY City, G.O. Bonds, Ser. B, 7 1/2s, 2/1/06                           A2                611,406
          1,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. C, 5 3/4s, 6/15/26                                               AA              1,070,000
                    NY State Dorm. Auth. Rev. Bonds
          5,000,000 (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/17                         AA-             5,806,250
          8,750,000 (State U. Edl. Fac.), MBIA, 5 7/8s, 5/15/11                           Aaa            10,226,563
         13,100,000 Ser. B, 5 1/4s, 11/15/23                                              AA-            14,344,500
          4,000,000 (NY U.), Ser. 2, AMBAC, 5s, 7/1/41                                    Aaa             3,995,000
          1,500,000 Port Auth. NY & NJ Special Obligation IFB, Ser. N18,
                    MBIA, 8.64s, 12/1/17 (acquired 7/19/00,
                    cost $1,570,335) (RES)                                                Aaa             1,936,875
                    Triborough Bridge & Tunnel Auth. Gen. Purpose
                    Rev. Bonds, Ser. A
          2,500,000 5s, 1/1/32                                                            Aa3             2,487,500
          4,600,000 5s, 1/1/27                                                            Aa3             4,600,000
                                                                                                      -------------
                                                                                                         48,089,344

North Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          2,000,000 Ser. A, 5 3/4s, 1/1/26                                                Baa3            2,002,500
          1,000,000 Ser. B, 5.65s, 1/1/16                                                 Baa3            1,042,500
          4,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
                    Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                                Baa1            4,295,000
                                                                                                      -------------
                                                                                                          7,340,000

North Dakota (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Grand Forks, Hlth. Care Syst. Rev. Bonds (Altru Hlth.
                    Syst. Oblig. Group), 7 1/8s, 8/15/24                                  Baa1            2,180,000

Ohio (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 OH State Env. Impt. Rev. Bonds (USX Corp.),
                    5 5/8s, 5/1/29                                                        Baa1            1,962,500
          2,170,000 Rickenbacker Port Auth. Rev. Bonds (OASBO
                    Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32                        A2              2,153,725
                                                                                                      -------------
                                                                                                          4,116,225

Oklahoma (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,600,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care),
                    Ser. A, 5 5/8s, 8/15/29                                               B2              1,855,750

Pennsylvania (7.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                               Aaa             3,067,500
          1,000,000 Allegheny Cnty., Indl. Dev. Auth. Rev. Bonds, Ser. A,
                    6.7s, 12/1/20                                                         Baa1            1,036,250
          2,025,000 Bucks Cnty., Indl. Dev. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 3/1/33                                                          Baa1            1,961,719
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds (Panther
                    Creek Partners), 6.65s, 5/1/10                                        BBB-            1,041,250
          1,200,000 Chester Cnty., Hlth. & Ed. Fac. Auth. Rev. Bonds
                    (Chester Cnty. Hosp.), Ser. A, 6 3/4s, 7/1/31                         Baa2            1,156,500
          5,000,000 Dauphin Cnty., Hosp. Auth. Rev. Bonds (Hapsco-
                    Western PA Hosp.), Ser. A, MBIA, 6 1/2s, 7/1/12                       Aaa             5,100,000
          3,000,000 Delaware Cnty., Indl. Dev. Auth. Rev. Bonds, Ser. A,
                    6.2s, 7/1/19                                                          Baa3            3,015,000
            750,000 PA State Econ. Dev. Fin. Auth. Rev. Bonds (Colver Proj.),
                    Ser. D, 7.05s, 12/1/10                                                BBB-              783,750
          1,000,000 PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds (Northampton Generating), Ser. A,
                    6 1/2s, 1/1/13                                                        BBB-            1,017,500
          1,493,043 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Higher Ed.
                    Rev. Bonds (Hosp.-Graduate Hlth. Sys.), Ser. A,
                    6 1/4s, 7/1/13 (In default) (NON)                                     B2                  1,866
          1,100,000 Sayre Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.),
                    Ser. A, 5 7/8s, 12/1/31                                               A-              1,115,125
          3,000,000 Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31                            BB/P            3,037,500
          3,500,000 West Cornwall Twp. Muni. Auth. Rev. Bonds
                    (Elizabethtown College Project), 6s, 12/15/27                         BBB+            3,596,250
                                                                                                      -------------
                                                                                                         25,930,210

Puerto Rico (1.0%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds,
                    Ser. B, 6s, 7/1/39                                                    A               3,555,000

South Carolina (3.5%)
-------------------------------------------------------------------------------------------------------------------
                    Connector 2000 Assn., Inc. SC Toll Road Rev. Bonds
                    (SR-Southern Connector), Ser. A
          2,500,000 5 3/8s, 1/1/38                                                        BBB-            1,331,250
          1,000,000 5 1/4s, 1/1/23                                                        BBB-              570,000
          1,000,000 Med. U. Hosp. Auth. Rev. Bonds, Ser. A, 6 1/2s, 8/15/32               Baa2            1,026,250
            700,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              764,750
                    SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B
          2,000,000 6 3/8s, 5/15/30                                                       A1              1,965,000
          1,500,000 6 3/8s, 5/15/28                                                       A1              1,466,250
          5,000,000 Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                    (BMW Project), 7.55s, 11/1/24                                         A1              5,331,250
                                                                                                      -------------
                                                                                                         12,454,750

Tennessee (2.8%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Johnson City, Hlth. & Edl. Fac. Board Hosp. IFB, Ser. A2,
                    MBIA, 10.495s, 7/1/21 (acquired 2/8/00,
                    cost $3,296,650) (RES)                                                Aaa             4,309,375
          4,300,000 Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           Baa2            4,574,125
          1,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Methodist Healthcare), 6 1/2s, 9/1/26                                Baa1            1,036,250
                                                                                                      -------------
                                                                                                          9,919,750

Texas (12.7%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 Alliance, Arpt. Auth. Rev. Bonds (Federal Express
                    Corp.), 6 3/8s, 4/1/21                                                Baa2            1,793,500
          2,400,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hospital), 7.9s, 5/1/18                          AAA/P           2,472,120
          4,000,000 Dallas, Special Tax Rev. Bonds, AMBAC, 5s, 8/15/25                    Aaa             4,000,000
                    Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds
          3,500,000 (American Airlines, Inc.), 6 3/8s, 5/1/35                             BB-               975,625
          5,000,000 Ser. A, FGIC, 5 3/4s, 11/1/13                                         Aaa             5,518,750
          1,000,000 Gulf Coast, Waste Disp. Auth. Rev. Bonds
                    (Valero Energy Corp.), 6.65s, 4/1/32                                  Baa3            1,000,000
          2,500,000 Harris Cnty., Houston Sports Auth. Rev. Bonds, Ser. B,
                    MBIA, 5 1/4s, 6/1/29                                                  Aaa             2,521,875
          2,000,000 Hays, Cons. Indpt. School Dist. G.O. Bonds, PSFG,
                    5 1/2s, 8/15/10                                                       Aaa             2,260,000
          3,500,000 Houston, Arpt. Syst. Rev. Bonds (Continental
                    Airlines, Inc.), Ser. E, 6 3/4s, 7/1/29                               B+              1,837,500
          3,000,000 Nueces Cnty., Port of Corpus Christi Rev. Bonds
                    (Union Pacific), 5.65s, 12/1/22                                       Baa3            2,880,000
          1,500,000 Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds, 6s, 10/1/21                  BBB+            1,541,250
                    Texas State Tpk. Auth. Rev. Bonds
          8,000,000 (First Tier), Ser. A, AMBAC, 5 1/2s, 8/15/39                          AAA             8,380,000
          1,600,000 Ser. A, AMBAC, 5s, 8/15/42                                            Aaa             1,588,000
          5,000,000 Titus Cnty. Fresh Wtr. Supply Dist. No. 1 Poll.
                    Rev. Bonds (Southwestern Elec.Pwr. Co.), Ser. A,
                    8.2s, 8/1/11                                                          A2              5,113,300
                    Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.)
          1,500,000 6 1/8s, 7/1/23                                                        Baa2            1,501,875
          1,400,000 6s, 7/1/29                                                            Baa2            1,386,000
                                                                                                      -------------
                                                                                                         44,769,795

Utah (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 UT, State Board Regents Student Loan Rev. Bonds,
                    Ser. H, AMBAC, 6.7s, 11/1/15                                          Aaa             5,100,000

Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,400,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds, Ser. A,
                    5 1/2s, 8/15/28                                                       Baa3            1,800,000

Washington (2.6%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             7,831,250
                    Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines, Inc.)
            450,000 7 1/4s, 4/1/30                                                        B+/P              304,870
          1,400,000 7 1/8s, 4/1/20                                                        B+/P            1,004,500
                                                                                                      -------------
                                                                                                          9,140,620

West Virginia (0.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Mason Cnty., Poll. Control Rev. Bonds (Appalachian
                    Pwr. Co.), Ser. I, 6.85s, 6/1/22                                      Baa1            3,065,490

Wisconsin (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Badger Tobacco Asset Securitization Corp. Rev. Bonds,
                    6 3/8s, 6/1/32                                                        A1              3,368,750
          1,600,000 WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              1,616,000
                                                                                                      -------------
                                                                                                          4,984,750
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $354,321,607)                                              $351,236,931
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2002 was $6,246,250 or 1.8% of portfolio market value.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates are the current interest rates at October 31, 2002.

      The fund had the following industry group concentrations greater than 10% at October 31, 2002 (as a percentage of portfolio market value):

         Hospitals/health care      26.1%
         Transportation             21.5
         Education                  13.7

      The fund had the following insurance concentrations greater than 10% at October 31, 2002 (as a percentage of portfolio market value):

         AMBAC                      14.1%
         MBIA                       12.3

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $354,321,607) (Note 1)    $351,236,931
-------------------------------------------------------------------------------------------
Cash                                                                                611,574
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    6,892,548
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       71,794
-------------------------------------------------------------------------------------------
Total assets                                                                    358,812,847

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,310,396
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                               70,139
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        655,041
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           24,528
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        35,635
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            825
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              378,320
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,474,884
-------------------------------------------------------------------------------------------
Series A and B Auction Rate Municipal Preferred Shares (AMPS),
(2,920 Series A AMPS and 2,400 Series B AMPS authorized and
issued at $25,000 per share) (Note 4)                                           133,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $223,337,963

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
(Note 1)                                                                       $235,670,309
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,368,114
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (10,615,784)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (3,084,676)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                    $223,337,963

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($223,337,963 divided by
17,242,049 shares)                                                                   $12.95
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2002 (Unaudited)
Interest income:                                                                $11,041,001
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,297,443
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      120,939
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,757
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,933
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              182,583
-------------------------------------------------------------------------------------------
Other                                                                                43,341
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,653,996
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (15,011)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,638,985
-------------------------------------------------------------------------------------------
Net investment income                                                             9,402,016
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (126,951)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (109,728)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                     (3,288,534)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (3,525,213)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                              5,876,803
-------------------------------------------------------------------------------------------
Distributions to Series A and B remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
  From tax exempt income                                                         (1,151,811)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable
to common shareholders                                                           $4,724,992
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       October 31              April 30
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $9,402,016           $17,181,294
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (236,679)           (2,178,994)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (3,288,534)              311,067
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    5,876,803            15,313,367
-------------------------------------------------------------------------------------------------------
Distributions to Series A and B remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax exempt income                                               (1,151,811)           (2,064,408)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                                     4,724,992            13,248,959

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From tax exempt income                                               (7,862,240)          (12,909,791)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection with the
merger of Putnam Investment Grade Municipal Trust III (Note 5)                 --            52,097,277
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares offering costs (Note 4)                            --              (978,760)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (3,137,248)           51,457,685

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   226,475,211           175,017,526
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $1,368,114 and $980,149, respectively)                     $223,337,963          $226,475,211
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       17,242,049            13,357,092
-------------------------------------------------------------------------------------------------------
Shares issued in connection with the merger
of Putnam Investment Grade Municipal Trust III (Note 5)                        --             3,884,957
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             17,242,049            17,242,049
-------------------------------------------------------------------------------------------------------
Preferred shares outstanding at beginning of period                         5,320                 1,260
-------------------------------------------------------------------------------------------------------
Preferred shares issued in connection with the merger
of Putnam Investment Grade Municipal Trust III (Note 5)                        --                   200
-------------------------------------------------------------------------------------------------------
Preferred shares redeemed (Note 4)                                             --                (1,460)
-------------------------------------------------------------------------------------------------------
Preferred shares issued (Note 4)                                               --                 5,320
-------------------------------------------------------------------------------------------------------
Preferred shares outstanding at end of period                               5,320                 5,320
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------------
                                  Six months ended
Per-share                           October 31
operating performance               (Unaudited)                        Year ended April 30
-------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)             $13.14       $13.10       $12.52       $13.94       $14.13       $13.70
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .55         1.05         1.00          .98         1.00         1.06
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.21)        (.03)         .56        (1.37)        (.07)         .50
-------------------------------------------------------------------------------------------------------------------
Total from investment operations         .34         1.02         1.56         (.39)         .93         1.56
-------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income              (.07)        (.13)(e)     (.20)        (.18)        (.16)        (.17)
-------------------------------------------------------------------------------------------------------------------
Total from investment  operations:
(applicable to common shareholders)      .27          .89         1.36         (.57)         .77         1.39
-------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income:             (.46)        (.79)        (.78)        (.85)        (.96)        (.96)
-------------------------------------------------------------------------------------------------------------------
Total distributions                     (.46)        (.79)        (.78)        (.85)        (.96)        (.96)
-------------------------------------------------------------------------------------------------------------------
Preferred share offering costs            --         (.06)(e)       --           --           --           --
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $12.95       $13.14       $13.10       $12.52       $13.94       $14.13
-------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                       $12.18       $12.33       $12.10       $10.56       $15.25       $14.13
-------------------------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(b)                   2.37*        8.70        22.37       (25.71)       15.08         5.63
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)                     $223,338     $226,475     $175,018     $167,166     $186,195     $188,788
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .72*        1.46         1.33         1.29         1.23         1.26
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            3.60*        6.95         6.19         6.27         5.93         6.26
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 10.95*       27.47(f)     38.53        17.71        17.07        25.71
-------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements. (Note 2)

(e) Series A Auction Rate Municipal Preferred Shares were issued in exchange for Series A, Series B and Municipal Income remarketed preferred shares on November 1, 2001, and on the same date, there was an additional issuance of Series B Auction Rate Municipal Preferred Shares.
    (Note 4)

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Investment Grade Municipal Trust III. (Note 5)

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Bond Fund (formerly known as Investment Grade Municipal Trust II) (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment- grade tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2002, the fund had a capital loss carryover of approximately $13,237,000 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes approximately $3,747,000 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam Investment Grade Municipal Trust III.

The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,863,000    April 30, 2003
     2,279,000    April 30, 2004
     2,895,000    April 30, 2005
       243,000    April 30, 2006
       843,000    April 30, 2007
     2,694,000    April 30, 2008
       378,000    April 30, 2009
     2,042,000    April 30, 2010

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2003 approximately $884,000 of losses recognized during the period November 1, 2001 to April 30, 2002. The aggregate identified cost on a tax basis is $354,392,871, resulting in gross unrealized appreciation and depreciation of $14,875,782 and $18,031,722, respectively, or net unrealized depreciation of $3,155,940.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for the Series A shares and a 7-day period for the Series B shares. The applicable dividend rate for the remarketed preferred shares on October 31, 2002 was 1.34% for Series A and 1.70% for Series B. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average weekly net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2002, the fund's expenses were reduced by $15,011 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $692 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $38,907,458 and $70,315,406, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

On November 1, 2001, the existing 1,460 Series A, Series B and Municipal Income shares were exchanged in their entirety for 2,920 newly issued Series A Auction Rate Municipal Preferred Shares (Series A AMPS). In addition, 2,400 Series B Auction Rate Municipal Preferred Shares (Series B AMPS) were issued. Proceeds to the fund, before underwriting expenses of $600,000 and offering expenses of $378,760, amounted to $60,000,000. Such offering expenses and the fund underwriting expenditures were paid initially by Putnam Management, and the fund reimbursed Putnam Management for such costs. These expenses were charged against the net assets of the fund available to common shareholders.

The Series A and Series B AMPS are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2002, no such restrictions have been placed on the fund.

Note 5
Acquisition of Putnam Investment Grade
Municipal Trust III

On July 23, 2001, the fund issued 3,884,957 common shares and 200 preferred shares to the shareholders of Putnam Investment Grade Municipal Trust III to acquire that fund's net assets in a tax-free exchange approved by the shareholders. The net assets of the fund and Putnam Investment Grade Municipal Trust III on July 20, 2001, valuation date, were $242,115,577 and $62,097,277 (which includes $10,000,000 of remarketed preferred shares), respectively. On July 20, 2001, Putnam Investment Grade Municipal Trust III had an accumulated net investment loss of $360, 041, an accumulated net realized loss of $4,617,160 and unrealized appreciation of $1,260,917. The aggregate net assets of the fund immediately following the acquisition were $304,212,854.


Results of October 3, 2002 shareholder meeting

(Unaudited)

An annual meeting of shareholders of the fund was held on October 3, 2002. At the meeting, each of the nominees for Trustees was elected, as follows:

                                     Common Shares
                                                  Votes
                              Votes for          withheld

Jameson Adkins Baxter        15,812,998          244,316
Charles B. Curtis            15,814,205          243,109
Ronald J. Jackson            15,814,205          243,109
Paul L. Joskow               15,814,205          243,109
Elizabeth T. Kennan          15,814,998          242,316
Lawrence J. Lasser           15,806,998          250,316
John H. Mullin III           15,814,205          243,109
George Putnam, III           15,814,205          243,109
A.J.C. Smith                 15,814,998          242,316
W. Thomas Stephens           15,812,998          244,316
W. Nicholas Thorndike        15,812,205          245,109

                                     Preferred Shares
                                                   Votes
                              Votes for           withheld

Jameson Adkins Baxter             4,990              121
Charles B. Curtis                 4,990              121
John A. Hill                      5,030               81
Ronald J. Jackson                 5,030               81
Paul L. Joskow                    5,030               81
Elizabeth T. Kennan               5,030               81
Lawrence J. Lasser                5,030               81
John H. Mullin III                4,990              121
Robert E. Patterson               5,030               81
George Putnam, III                5,030               81
A.J.C. Smith                      5,030               81
W. Thomas Stephens                4,990              121
W. Nicholas Thorndike             5,030               81

All tabulations are rounded to nearest whole number.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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